Join the Patient Mission Company Presentation August 2022

Cautionary note regarding forward-looking statements 2 These slides and the accompanying oral presentation may contain “forward-looking statements”. These statements include, but are not limited to: statements about our plans, strategies, timelines and expectations with respect to the development, manufacture or sale of our product candidates, including the design, initiation, enrollment and completion of pre-clinical and clinical studies; timelines for the results of ongoing and planned clinical trials for our product candidates and for ABECMA (ide-cel) in additional indications; the timing or likelihood of regulatory filings and acceptances and approvals thereof; expectations as to the market size for ABECMA and any other approved product we may successfully develop; the progress and results of our commercialization of ABECMA, including our goal of increasing manufacturing capacity and improving the manufacturing process and the number of patients that are expected to be treated with ABECMA in the commercial setting and potential late line global revenue for ABECMA; anticipated revenues resulting from sales of ABECMA; statements about the efficacy and perceived therapeutic benefits of our product candidates and the potential indications and market opportunities therefor; statements about the strategic plans for 2seventy bio and potential corporate development opportunities, including manufacturing expectations and benefits received from collaborations; statements about our ability to operate as a stand-alone company and execute our strategic priorities; and expectations regarding our use of capital, expenses and other future financial results, including our net cash spend, cash runway and U.S. net revenue for ABECMA in 2022. Any forward-looking statements in this presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, the risk that the market opportunities for our approved product or any future approved product are smaller than we believe they are; the risk that BMS, upon whom we rely for the successful development and commercialization of ABECMA does not devote sufficient resources thereto, is unsuccessful in its efforts, or chooses to terminate its agreements with us; the risk that we and/or BMS will be unable to increase manufacturing and supply capacity for ABECMA; the risk that our BLAs and INDs will not be accepted for filing by the FDA on the timeline that we expect, or at all; the risk that our plans with respect to the preclinical and clinical development and regulatory approval of our product candidates may not be successfully achieved on the planned timeline, or at all; the risk that ABECMA will not be as commercially successful as we may anticipate; and the risk that we are unable to manage our operating expenses or cash use for operations. For a discussion of other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in the information statement contained in our Registration Statement on Form 10, as supplemented and/or modified by our most recent Quarterly Report on Form 10-Q and any other filings that we have made or will make with the Securities and Exchange Commission in the future. All information in this press release is as of the date of the release, and 2seventy bio undertakes no duty to update this information unless required by law. This presentation has been prepared by 2seventy bio, Inc., a Delaware corporation, (together with its subsidiaries, the “Company”) for the exclusive use of the party to whom the Company delivers this presentation. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company. The information contained herein is for informational purpose, and may not be relied upon in connection with the purchase or sale of any security. Neither the Company nor any of its affiliates or representatives makes any representation or warranty, expressed or implied, as to the accuracy or completeness of this presentation or any of the information contained herein, or any other written or oral communication transmitted or made available to the you or your affiliates or representatives. The Company and its affiliates and representatives expressly disclaim to the fullest extent permitted by law any and all liability based, in whole or in part, on the presentation or any information contained herein or any other written or oral communication transmitted or made available to you or your affiliates or representatives, including, without limitation, with respect to errors therein or omissions therefrom. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

3 It’s about time™ Time Geeks The most committed and passionate geeks driving next gen oncology cell therapeutics

Key “launch” ingredients and plans 4 12 years in the making ABECMA® Deliver to patients and scale to demand NextGen Potential Proof-of-Concept Test, learn & iterate in the clinic Disrupt Relentless innovation – science, medicine & manufacturing Product Engine Double Down Science, translation, capabilities People Culture Experience

Horizons focused on long term learning and disruption 5 Horizon 0: Launch Company Horizon 1: ABECMA® Horizon 2: Clinical Pipeline Horizon X: Disrupt Spin & Double Down Launch & Scale Liquid Tumors: B-NHL & AML Deep Deep Auto (Very Angry T cell) Focus Team & Burn 3rd Line & Beyond Solid Tumors: MUC16, MAGE-A4 & Beyond In-Vivo Editing (Novo) Rapid Innovation Cycle Integration Iteration

2022 Goals – Transformative build & deliver year 6 Cash Runway into 2025 Deliver ABECMA® Amp Up Product Engine Tune Burn + Capabilities Anticipated $250-$300M U.S. revenue in 2022 B-NHL & AML; advance in solid tumors Anticipated $245-265M net cash spend; goal to complete drug product facility build B-NHL: B-cell non-Hodgkin lymphoma AML: acute myeloid leukemia

# Cash Runway into 2025 Carries Through Multiple Inflections

| Horizon | Description | 2022 | 2023 | Next 3-5 Years |
|---|---|---|---|---|
| Horizon X: Deep Geek | Skunkworks. Point of greatest long-term conviction. | Emerging and undisclosed. Disruptive next-gen… | Potential IND | Potential IND; Layered Innovation; Potential IND; Novel Architectures; New Tumor Targets; NextGen AML / MM; Pivotal AML study |
| Horizon 2: Pipeline | Near-term growth drivers and future approved products.* | B-NHL FPI; AML FPI; Early B-NHL data; Early AML data; MUC16 IND | B-NHL POC; AML POC; MAGE-A4 IND | Pivotal B-NHL study; MUC16 POC; MAGE-A4 POC |
| Horizon 1: ABECMA® | Commercial backstop. Source of funding. | Increasing mfg. capabilities; Earlier line studies | sLVV; 3L data & BLA; Earlier line studies | $1-2B late line global revenue**; Mfg. process improvements; Earlier line studies |
| Horizon 0: Foundation | Enabling execution across the horizons. | ~450 FTEs; DP build underway; DP facility online | | Multiple partnerships in place to attack cancer; DP facility delivering supply for multiple Phase 1 studies |

| BOTTOM LINE | 2022 | 2023 | Next 3-5 Years |
|---|---|---|---|
| **Potential Patients Treated*** ** | High hundreds | >1,000 | Thousands across indications |
| **Financial** | $170M private placement<br>$245-265M net cash spend | ABECMA contributing cash back to business | Path to financial sustainability |

*subject to FDA approval
**based on management projections
***across 2seventy portfolio

B-NHL: B-cell non-Hodgkin lymphoma; AML: acute myeloid leukemia;
POC: Proof-of-Concept; IND: Investigational New Drug Application; DP: Drug Product

2seventybio

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# ABECMA® expected to be $1-2B late line global market opportunity

## *2021 Launch*

- Approved on March 26, 2021
- Significant demand to date from patients and physicians
- Unaudited US product net revenue of approximately $150M*

## *2022 Outlook*

- Anticipated $250-300M US product net revenue; tracking to upper end of range
- Increasing capacity across supply chain; U.S. business will fully utilize capacity as it becomes available
- Growing body of clinical data from earlier line studies
- Topline data from KarMMa-3 in 2-4L MM

## *2023 and Beyond*

- Potential to reach patients in earlier line MM
- Growing profitability
- Continued capacity expansion
- Next-gen development underway

Ongoing commercial learnings from ABECMA can benefit the 2seventy pipeline and provide financial backstop from a value and funding perspective

*US ABECMA profit and loss shared 50/50 between 2seventy and BMS as part of the collaboration agreement; unaudited, based on information currently available and subject to change

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2seventybio

ABECMA real world experience reinforces paradigm-changing efficacy 9 • ASCO 2022 physician poster on real world experience at 11 sites: safety and efficacy in the real world is consistent with KarMMa study • 77% of patients in real world study would not have met the eligibility criteria for KarMMa • Very low rate of manufacturing failure (2.5%) in the real world Hansen et al, Abstract 8042 ASCO 2022 *7 treated patients had manufacturing failures on first attempt, but a 2nd attempt was successful.

# KarMMa-3 pivotal study achieves primary endpoint of mPFS

*Prespecified interim analysis delivers results ahead of original 2023 guidance*

Bristol Myers Squibb    2seventybio

**Bristol Myers Squibb and 2seventy bio Announce Topline Results from KarMMa-3 Trial Showing *Abecma* (idecabtagene vicleucel) Significantly Improves Progression-Free Survival Versus Standard Regimens in Relapsed and Refractory Multiple Myeloma**

***Abecma is the first BCMA-directed CAR T cell therapy to demonstrate superiority versus standard regimens in relapsed and refractory multiple myeloma***

(PRINCETON, N.J., & CAMBRIDGE, Mass., AUGUST 10, 2022) -- Bristol Myers Squibb (NYSE: BMY) and 2seventy bio, Inc. (Nasdaq: TSVT) today announced positive topline results from KarMMa-3, a Phase 3, global, randomized, multicenter, open-label study evaluating *Abecma* (idecabtagene vicleucel)

- The study met its primary endpoint of demonstrating a statistically significant improvement in progression-free survival.
- Treatment with ABECMA also showed an improvement in the key secondary endpoint of overall response rate compared to standard regimens.
- Follow-up for overall survival, a key secondary endpoint, remains ongoing.
- Safety results were consistent with the well-established and predictable profile demonstrated in the pivotal KarMMa trial.
- The companies expect to present additional data from this study at a medical meeting in the future and discuss these findings with health authorities.

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2seventybio

# KarMMa-3 Study Design:

*Primary Endpoint: PFS; Key Secondary Endpoints: ORR, OS*



2-4 prior regimens (incl. IMID,PI and dara), Refractory to the last regimen Randomization 2:1
Stratified by: Age <65 years vs ≥ 65years, 2 vs 3 or 4 prior regimens High risk vs absence or unknown cytogenetics
Arm A: (N~254) Ide-cel
Leukapheresis
ide-cel infusion 150–450 × 10⁶ CAR+ T cells
Arm A: PFS follow-up until PD
Arm B receiving ide-cel Infusion: 3 months Safety follow up
Survival Follow-up
Arm B can receive Ide-cel if Investigator request: allowed only after IRC confirmed PD
Arm B: (N~127) SOC regimens (Dvd, DPd, IRd, Epd, Kd)
Continuous standard treatment (DVd, DPd, IRd, Epd and Kd) until PD
Survival Follow-up

The inclusion criteria of this study is triple class exposed and refractory to their last line of therapy. Limited literature exists in that population with these included, approved standard of care regimens in KarMMa-3. **However, based on data in triple class refractory, outcomes are poor with low response rates and median PFS that range in the low single digits (months).**[1 2]

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[1]Gandhi et al. Leukemia 2019; 33:2266–2275.
[2]Bal et al. Leukemia. 2022 Mar;36(3):877-880

2seventybio

# 2seventy's R&D philosophy - accelerating innovation

Autologous CAR T cells work, but their full potential has not yet been realized

**Multiple approved** autologous CAR T products establish a powerful platform on which to build.

We have **yet to scratch the surface** with ways to embellish engineered T cells to truly capture the potential of cell therapy.

2seventy bio has the toolbox to do this **better than anyone.**


DREAM
DEVISE
DELIVER

**Accelerate innovation through cycles of TSVT's ASK/ANSWER engine**

| | |
|---|---|
| **DREAM** | • Identify fundamental problems<br>• Look beyond the horizon<br>• Explore new biology |
| **DEVISE** | • Define clear hypotheses<br>• Invent compelling solutions<br>• Bridge gaps through partnerships |
| **DELIVER** | • Define prospective data inflections<br>• Forge clear development path<br>• Invest in manufacturing 2.0 |

**Our mission is to develop sophisticated and tumor-tailored autologous CAR/TCR T cell products to realize the potential of personalized, cell-based oncology therapeutics.**

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2seventybio

# R&D engine built to rapidly design, test, learn, & iterate



TECH INTEGRATION
PLATFORM ITERATION
1 TARGETING
Validated & novel targets, world class binders, innovative architectures
CAR
TCR
CCR
DARIC
2 SIGNALING
Amplify, diversify, prolong, induce, and/or regulate signal transduction
ENHANCED
CO-STIM
REGULATED
3 ENHANCEMENT
Combat exhaustion, leverage tumor microenvironment, multimodal attacks
TME
INNATE
EXHAUSTION
T CELL
TUMOR CELL
1
2
3
4
5
4 VECTOROLOGY
Maximize payload, innovative design, optimize component co-expression
DESIGN
LVV
mRNA
5 MODALITY
Take T cells to the next level, explore alternative chassis
αβ T CELLS
γδ T CELLS
6 MANUFACTURING
Commoditize LVV, invest in T cell process optimization, scalability, & quality
VECTOR
CELL PRODUCT

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2seventybio

# Innovative cell therapy candidates across broad indications

| INDICATION [DRUG] | TARGET | TECHNOLOGY | DISCOVERY STAGE R&D | IND-ENABLING PRECLINICAL STUDIES | CLINICAL STUDIES | APPROVED PRODUCTS |
|---|---|---|---|---|---|---|
| Multiple Myeloma [ABECMA] | BCMA | CAR T cell | BMS Partnership | | | Abecma |
| Multiple Myeloma [ABECMA] | BCMA | CAR T cell | BMS Partnership; Earlier-line Studies | | | Label Expansion |
| AML-Pediatric [DARIC33] | CD33 | Drug-Regulated CAR T cell (DARIC) | SCRI Collaboration | | | Phase 1 Open |
| B-NHL [bbT369] | Dual B cell targets | Dual-Targeted CAR T cell Signal Enhanced Gene Edited | TSVT Owned | | | Phase 1 Open |
| AML-Adult [DARIC33 Next-Gen] | CD33 + Undisclosed | Drug-Regulated CAR T cell Dual-Targeted Potency Enhanced | SCRI Collaboration | | | |
| Ovarian Cancer | MUC16 | CAR T cell Pharmacologic Enhancements | REGN Collaboration | | 2023 IND Submission | |
| Solid Tumors | MAGE-A4 | TCR T cell Potency Enhanced | REGN / MEDG Collaboration | | | |
| Solid Tumors | Multiple | CAR / TCR T cell Potency Enhanced | Multiple | | | |
| Multiple Myeloma | Multiple | Multi-Targeted CAR T cell Potency Enhanced | TSVT Owned | | | |
| Additional Indications | Undisclosed | Multiple | Multiple; Including Collab. with Novo Nordisk | | | |

Product engine generating ~1+ INDs per year

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2seventybio

Patients enrolled 1H 2022 • bbT369 outperformed model CD19 CAR in challenging low antigen expressing tumors in vivo • Data supports potential to overcome resistance and elongate durability of response • Phase I trial permits both CD19 CAR relapsed and naïve patients • Trial intended to be enriched for patients with high risk factors as a proving ground to demonstrate improved patient outcomes How to get there: • Devise a sophisticated and disruptive cell therapy: a dual-targeting, potency- enhanced candidate that could solve failure modes of CD19 CAR-Ts • Novel combination of antigens to address antigen escape. • Synergistic antigen receptor signaling domains to augment T cell activation. • Gene edit to enhance potency and reduce T cell exhaustion. DEVISE bbT369 eliminates challenging tumors -20 -10 10 20 30 0 500 1,000 1,500 2,000 2,500 T u m o r V o lu m e ( m m 3 ) CAR T VS. C D 19 C A R bb T 36 9 Low-Antigen Tumor Model Execution bbT369: Designed with purpose. Study underway. 15

# CRC-403 study in B-NHL open and enrolling

## CRC-403: A Phase 1/2 Study of bbT369 in Relapsed and/or Refractory B-Cell Non-Hodgkin Lymphoma (B-NHL)



Enrollment
Apheresis
Lympho-depletion
bbT369
DLT period
Response Assessment
day -5 -2
day 0
day 0-30
day 30

**STUDY DESIGN**

- Target enrollment: n=50
- 4 study sites
- Relapsed/Refractory B-cell NHL after autologous SCT or ≥ 2 prior lines of therapy
- B-cell NHL according to WHO 2017 classification
- Prior CD19 CAR-T therapy is permitted

## Key Questions / Features

**QUESTIONS**

- Is the safety and tolerability of bbT369 in line with prior CAR Ts?
- Does bbT369 show anti-B cell activity in R/R B-NHL patients?
- Does bbT369 show deep and durable responses?
- Does the dual-targeting CAR architecture limit antigen escape?
- Do CBLB edited T cells expand and persist?

**FEATURES**

- First in human application of 4 2seventy bio innovations:
  - Dual targeted T cell
  - Split-costimulation signaling architecture
  - MegaTAL gene editing tech
  - CBLB edited T cell
- All 4 are believed to have application across our research pipeline, including enhanced liquid tumor settings and solid tumors

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2seventybio

# SC-DARIC33: Engineered to kickstart CAR T cell therapy in AML

## DEVISE

### How to get there:

- Drug regulated CAR Ts overcome the underlying aplasia risk of targeting myeloid cells
- Enhance CAR T cell persistence by reducing exhaustive effect of continuous antigen stimulation
- Targeting the C2 domain of CD33 designed to deliver target abundance across genotypes limiting antigen escape

**A drug-controlled CAR T cell to enable sequential AML targeting & myeloid recovery**



Solution
Compact VHH binder
Drug-regulated dimerization
FDA approved, favorable PK
Drug-regulated DARIC architecture



1,200
1,000
800
600
400
200
0
IL-2 (pg/mL)
UTD
DARIC33
EC50 = 100 pM
0
1
4
16
63
250
1000
4000
Rapamycin (pM)



UTD control
DARIC33 (NO RAPA)
DARIC33 + RAPA
Total Flux (p/s)
0
5
10
15
20
25
30
Days Post Tumor

**Aggressively targeting AML requires pharmacologically-controlled CAR architecture that works under clinically feasible drug dosing**

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2seventybio

# Phase I study (PLAT-08) open and enrolling

## Study Design: A Study Of SC-DARIC33 In Pediatric And Young Adults With Relapsed Or Refractory CD33+ AML


Apheresis
Lympho-depletion
DARIC33
Rapa ON
Rapa OFF
Rapa cycling
day -5-2
day 0
day 2
day 21
day 42

### STUDY DESIGN

- Single-center, academic study
- Target enrollment: N=18
- Age ≤ 28 years
- Relapsed or refractory CD33+ AML
- Prior allogeneic stem cell transplant permitted
- Stem cell donor source identified

## Key Questions / Features

### QUESTONS

- Do SC-DARIC33 T cells engraft & show activity vs CD33+ve cells?
- Is SC-DARIC33 safe and does it drive a clinical response?
- Can SC-DARIC33 deactivation enable myeloid recovery?

### FEATURES

- First in human application of 2seventy bio's regulatable CAR T cell technology (DARIC)
- First application of a licensed INHIBRX VHH binder in CAR T format targeting a conserved domain of CD33
- Myeloid disease learnings
- Provides platform for NextGen multiplex CAR T cells
- Establishes CD33 targeting supporting other applications
- Potential DARIC technology extension to solid tumor targets

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2seventybio

2seventy’s attack on solid tumors designed to address the key barriers to success 19 ONCOLYTIC VIRUSES COMBINATION STRATEGIES ORTHOGONAL MOAs FLIP RECEPTORS SIGNAL 3 DRIVERS GENE EDITING Can we achieve sensitive & multiplex targeting across the full range of target classes? Can we convert suppressive signals to supportive ones, and re-engage innate immunity? Can we disrupt the physical & biological barriers to T cell infiltration and inflammation?

We have engineered a potent MAGE-A4 TCR with a flip receptor to neutralize TGFb and potentiate T cell activity + Enhanced Potency MAGEA4-CTBR12: Solid tumors 20 What if T cells can deliver heme cancer- like outcomes for patients? Can we substantially enhance the potency of a TCR T cell using a TME signal conversion technology? Lead integrated candidate selected, demonstrates signal conversion & potent tumor control • Limited ability to access deep responses • Some profoundly immunosuppressive pathways are difficult to target systemically Problem 0 5 10 15 20 0 500 1000 1500 2000 2500 3e6 Study Days M e d ia n T u m o r V o lu m e ( m m 3 ) Vehicle B. UTD BW2826 BW9161 DP 3 x 106 T cells MAGEA4 TCR + Flip Receptor Tumor regression achieved with MAGEA4 TCR + TGFb flip receptor in a melanoma xenograft model

# Our MUC16/ovarian cancer program aims to exploit CAR T + pharmaceutical combination strategies to unlock solid tumors

## DREAM

### Strive to create a product that:

- Targets MUC16-positive solid tumors (expressed in ~80% of ovarian cancers)
- Unleashes the potential of T cells in solid tumors by synergizing with transformative pharmaceutical agents
- Addresses the challenges of the tumor microenvironment (TME), target heterogeneity and on target / off tumor activity

## DEVISE

### How to get there:

- A bold product concept combining an engineered T cell and a potent pharmacologic agent:
  - CAR targeting a highly prevalent membrane-retained fragment of MUC16 (uses REGN binder)
  - A titratable pharmacologic agent to counteract the tumor microenvironment while mitigating off-tumor activity

## DELIVER

### Progress on execution:

- Encouraging pre-clinical data: T cells expressing MUC16-targeted CAR Ts clear tumors in a tumor rechallenge model
- Program being co-researched as part of TSVT-REGN strategic collaboration: leverage experience of REGN's investigational MUC16 targeting therapies in ovarian cancer to develop best-in-class cell therapy
- Potential 2023 IND

21

MUC16 expression data in OvCa: – Chauhan et. al., Modern Pathology, 2006; Cervical – Wang et. al., 2020, Exp Ther Med

2seventybio

Solution Our MUC16 CAR T provides in vivo tumor clearance and can prevent re-growth in a stringent tumor rechallenge model MUC16 CAR shows robust single agent activity in tumor rechallenge model OVCAR3 Ovarian Cancer Xenograft ModelSolution MUC16 CAR exhibits MUC16 ectodomain (“nub”) specificity – does not bind shed CA125 1 10 100 1000 10000 0 5000 10000 15000 20000 BB4015.Muc16 nub Muc16 nub concentration (ng/mL) IF N y ( p g /m L ) 10 100 1000 10000 100000 0 5000 10000 15000 20000 BB4015.CA125 CA125 concentration (U/mL) IF N y ( p g /m L ) CAR vs “nub” [surface retained] CAR vs CA125 [shed] Vehicle UTD OVCAR3.FP Control MUC16 CAR Ovarian Cancer [DEVISE]: Pre-clinical data demonstrate deep responses 22

# A MUC16 CAR T cell therapy must overcome several challenges to be successful in ovarian cancer



Physical barriers
Suppressive cells & cytokines
Impaired antigen presentation
Oxygen deprivation
Inhibitory ligands
Nutrient deprivation
Toxic metabolites
Cancer cells
Cancer-associated fibroblasts
Extracellular Matrix
Tumor-promoting immune cells
Tumor-supressing immune cells

### Key challenges

- ❑ Hostile/immunosuppressive tumor microenvironment (TME)
- ❑ Target expression heterogeneity and antigen negative relapse
- ❑ T cell expansion, persistence & penetration
- ❑ Healthy tissue liabilities

### Potential Solutions

- ✓ Immune checkpoint neutralization, e.g., PD1
- ✓ Oncolytic virus-induction of an inflamed TME
- ✓ Costimulatory enhancement of CAR activity in combo with CD28 bispecifics
- ✓ Titratable enhancement tools engaging orthogonal targets

23

Image adapted from Molecular Therapy (2020): 28, 2320 using BioRender.com.

2seventybio

# Our MUC16 program realizes the scientific power of collaboration with Regeneron

## MUC16 Know-how

**Mouse models, huAbs & pre-clinical data**

VELOCIMOUSE® — Humanized mouse models

VELOCIMMUNE® — Fully human antibodies

SCIENCE TRANSLATIONAL MEDICINE | RESEARCH ARTICLE

CANCER

**A Mucin 16 bispecific T cell–engaging antibody for the treatment of ovarian cancer**

Alison Crawford*, Lauric Haber, Marcus P. Kelly, Kristin Vazzana, Lauren Canova, Priyanka Ram, Arpita Pawashe, Jennifer Finney, Sumreen Jalal, Danica Chiu, Curtis A. Colleton, Elena Garnova, Sosina Makonnen, Carlos Hickey, Pamela Krueger, Frank DelFino, Terra Potocky, Jessica Kuhnert, Stephen Godin, Marc W. Retter, Paurene Duramad, Douglas MacDonald, William C. Olson, Jeanette Fairhurst, Tammy Huang, Joel Martin, John C. Lin, Eric Smith, Gavin Thurston, Jessica R. Kirshner

**SCIENCE TRANSLATIONAL MEDICINE Jun 2019**

## Novel Co-stimulatory Bi-specific Combinations

**Tumor targeted co-stimulation**

Multiple CD28 bispecifics in pre-clinical and clinical development

SCIENCE TRANSLATIONAL MEDICINE | RESEARCH ARTICLE

CANCER

**A class of costimulatory CD28-bispecific antibodies that enhance the antitumor activity of CD3-bispecific antibodies**

Dimitris Skokos*, Janelle C. Waite, Lauric Haber, Alison Crawford, Aynur Hermann, Erica Ullman, Rabih Slim, Stephen Godin, Dharani Ajithdoss, Xuan Ye, Bei Wang, Qi Wu, Ilyssa Ramos, Arpita Pawashe, Lauren Canova, Kristin Vazzana, Priyanka Ram, Evan Herlihy, Hassan Ahmed, Erin Oswald, Jacquelynn Golubov, Patrick Poon, Lauren Havel, Danica Chiu, Miguel Lazo, Kathleen Provoncha, Kevin Yu, Julie Kim, Jacqueline J. Warsaw, Nicole Stokes Oristian, Chia-Jen Siao, Drew Dudgeon, Tammy Huang, Terra Potocky, Joel Martin, Douglas MacDonald, Adelekan Oyejide, Ashique Rafique, William Poueymirou, Jessica R. Kirshner, Eric Smith, William Olson, John Lin, Gavin Thurston, Matthew A. Sleeman, Andrew J. Murphy, George D. Yancopoulos

Copyright © 2020 The Authors, some rights reserved; exclusive licensee American Association for the Advancement of Science. No claim to original U.S. Government Works

**SCIENCE TRANSLATIONAL MEDICINE Jan 2020**

## Checkpoint Inhibitor Combinations

***PD-1 inhibitor demonstrating promising results in solid tumors***

CEMIPLIMAB

**PD-1 Antibody**

Plus novel CPIs in development

MOLECULAR CANCER THERAPEUTICS

Home About Articles First Disclosures For Authors Alerts News COVID-19 Webinars Search

Large Molecule Therapeutics

Preclinical Development of the Anti-LAG-3 Antibody REGN3767: Characterization and Activity in Combination with the Anti-PD-1 Antibody Cemiplimab in Human *PD-1xLAG-3*–Knockin Mice

**MOL. CANCER THERAPEUTICS. Nov 2019**

**Robust toolbox with the potential to unlock deep responses in Ovarian Cancer**

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2seventybio

# Innovative cell therapy candidates across broad indications

| INDICATION [DRUG] | TARGET | TECHNOLOGY | DISCOVERY STAGE R&D | IND-ENABLING PRECLIN. STUDIES | CLINICAL STUDIES | APPROVED PRODUCTS |
|---|---|---|---|---|---|---|
| Multiple Myeloma [ABECMA] | BCMA | CAR T cell | BMS Partnership | | | Abecma |
| Multiple Myeloma [ABECMA] | BCMA | CAR T cell | BMS Partnership; Earlier-line Studies | | Label Expansion | |
| AML-Pediatric [DARIC33] | CD33 | Drug-Regulated CAR T cell (DARIC) | SCRI Collaboration | | Phase 1 Open | |
| B-NHL [bbT369] | Dual B cell targets | Dual-Targeted CAR T cell Signal Enhanced Gene Edited | TSVT Owned | | Phase 1 Open | |
| AML-Adult [DARIC33 Next-Gen] | CD33 + Undisclosed | Drug-Regulated CAR T cell Dual-Targeted Potency Enhanced | SCRI Collaboration | | | |
| Ovarian Cancer | MUC16 | CAR T cell Pharmacologic Enhancements | REGN Collaboration | | 2023 IND Submission | |
| Solid Tumors | MAGE-A4 | TCR T cell Potency Enhanced | REGN / MEDG Collaboration | | Product engine generating ~1+ INDs per year | |
| Solid Tumors | Multiple | CAR / TCR T cell Potency Enhanced | Multiple | | | |
| Multiple Myeloma | Multiple | Multi-Targeted CAR T cell Potency Enhanced | TSVT Owned | | | |
| Additional Indications | Undisclosed | Multiple | Multiple; Including Collab. with Novo Nordisk | | | |

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2seventybio

Horizons focused on long term learning and disruption 26 Horizon 0: Launch Company Horizon 1: ABECMA® Horizon 2: Clinical Pipeline Horizon X: Disrupt Spin & Double Down Launch & Scale Liquid Tumors: B-NHL & AML Deep Deep Auto (Very Angry T cell) Focus Team & Burn 3rd Line & Beyond Solid Tumors: MUC16, MAGE-A4 & Beyond In-Vivo Editing (Novo) Rapid Innovation Cycle Integration Iteration

What are the biological barriers to achieving deep and durable responses? 27 27 TARGET CLASS Need to improve sensitivity Need to multiplex across target classes TCRs >> CARsLow or reduced target abundance Target loss & heterogeneous expression Poor T cell engraftment and persistence Immunosuppressive microenvironment Cancer immune cycle breakdown

# 2seventy's novel receptor architecture: a new platform for tumor targeting

***We have overhauled antigen receptor design and significantly advanced our targeting capabilities…***

## An orthogonal approach to improved T cell signaling and tumor target engagement

- TCRs have 2- to 3-log higher sensitivity to antigen density
- New architecture achieves TCR-like sensitivity to surface expressed antigens
  - May deepen responses in hematological tumors
  - May improve functional T cell responses in solid tumors

## Enables simultaneous targeting of BOTH cell surface AND intracellular targets

- New architecture enables facile targeting of both target classes
- For solid tumor targets in particular
  - Targets are limiting
  - They are heterogeneous in expression level and heterogeneous in expression pattern

## Compact, readily engineered, and vectorized facilitating rapid adoption

- Constructs are compact, readily engineered and vectorized
- New receptor architecture is compatible with 2seventy bio's binder and platform technologies

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2seventybio™

HemeA TARGET(S) Endogenous gene promoter trap knock-in of F8 transgene TECH • TSVT megaTAL gene edit • TSVT in vivo grade mRNA production / purification platform • AAV for transgene delivery • Genevant LNPs for hepatocyte delivery INDICATION Hemophilia A STATUS Pre-clinical PARTNER Novo Nordisk, Genevant F8-GE: Novo Nordisk Partnered Program to Leverage Gene Editing Capabilities Directly in vivo for Durable Hemophilia A Gene Therapy 29 • Direct in-vivo application of megaTAL technology using TSVT developed in vivo grade mRNA production/purification process • Recent expansion of collaboration with Novo Nordisk including $5M upfront + research costs, $35M of available near-term milestones + downstream sales royalties/milestones. • Validates megaTAL platform and provides support for further expansion into ex-vivo and in vivo applications within the oncology portfolio

# 2seventy's manufacturing network: Poised to deliver

## VELOCITY
Enable pipeline speed & decision making to proof-of-concept

**Secure best-in-class academic partnerships for exploratory programs**

- Outlets for high-risk programs for clinical validation while preserving flexibility & 2seventy resources
- Access to external innovation and programs, network

## INNOVATION
Multiply our reach, capacity & ability to innovate

**Establish an in-house clinical drug product manufacturing facility in Cambridge, MA**

- Aimed to ensure ownership of the process, analytics, execution, value creation
- Enables deep integration of CMC with research and correlative sciences plus, flexibility to iterate

## CAPABILITY
Manufacturing partnerships defined by identical goals

**Leverage industry partnerships**

- Risk-reward partnership with Resilience- new model for access to CDMO capabilities, aligning incentives & promoting agility


Seattle Children's
MINARIS
REGENERATIVE MEDICINE
RESILIENCE

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2seventybio

Leadership Our seasoned team is ready 31 Board of Directors Philip Gregory, D. Phil. Chief Scientific Officer Chip Baird Chief Financial Officer Nick Leschly Chief Kairos Officer* Dan Lynch Board Chair Jenn Snyder Head of Corporate Affairs Nicola Heffron Chief Operating Officer +450 Awesome 270ers Kathleen Munster SVP, Quality & Operations Ramy Ibrahim, M.D. BIT.BIO Marcela Maus, M.D., Ph.D. Massachusetts General Hospital (MGH) Cancer Center Sarah Glickman Criteo Nick Leschly Chief Kairos Officer Teresa Jurgensen, J.D. General Counsel Denice Torres, J.D. From Johnson & Johnson Michael Jensen, M.D.** Seattle Children’s Kathy Wilkinson Head of People & Culture *Kairos: is an Ancient Greek word meaning the right, critical, or opportune moment; **Board Observer Steve Bernstein, M.D. Chief Medical Officer Susan Abu-Absi, Ph.D. Head of Manufacturing

32 It’s about time™ Time Geeks The most committed and passionate geeks driving next gen oncology cell therapeutics thank you